EXHIBIT 10-B
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(Carlyle-XIV)


                     ASSIGNMENT OF PARTNERSHIP INTEREST
                     -----------------------------------

      THIS ASSIGNMENT OF PARTNERSHIP INTEREST (the "Assignment"), is made as of this 22nd day of March, 1999 by and between P-C 900 Third Associates, a New York limited partnership (the "Assignor") and 14-15 Office
Associates, L.P., a limited partnership and 900 3rd Avenue Associates, an Illinois general partnership (collectively, the "Assignee").

      WHEREAS, the Assignor is the holder of a partnership interest (the "Partnership Interest") in Progress Partners, a New York general partnership (the "Partnership");

      WHEREAS, the Partnership is governed by the provisions of an Amended and Restated Agreement of General Partnership for Progress Partners dated August 24, 1984, as amended (the "Partnership Agreement");

      WHEREAS, the Assignee constitute all of the partners of the Assignor and the Assignor desires to dissolve and distribute its assets to the Assignee;

      NOW, THEREFORE, FOR AND IN CONSIDERATION of the payment to the Assignor of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each party, the parties agree as follows:

      Section 1.  ASSIGNMENT; RELEASE.

      The Assignor hereby assigns to the Assignee (in such shares as herein set forth) and the Assignee hereby accepts from the Assignor, (a) all of the Assignor's right, title and interest in the Partnership, including without limitation, the Partnership Interest, and all of Assignor's interest in the Partnership's capital, profits and distributions and (b) any and all right, title, and interest which the Assignor has under the provisions of New York limited partnership law or any other applicable law, the Partnership Agreement, or in and to any of the Partnership's assets, with respect to the Partnership Interest or other interests so assigned ('(a)' and '(b)' collectively, the "Assigned Interests"); and Assignor and Assignee are exchanging releases. 1% of the Assigned Interests are hereby assigned and distributed to 900 3rd Avenue Associates and 99% of the Assigned Interests are hereby assigned and distributed to 14-15 Office Associates, L.P.

      Section 2. FURTHER ASSURANCES. The parties hereto agree that they will cooperate with each other and will execute and deliver, or cause to be delivered, all such other instruments, and will take all such other actions, as either party hereto may reasonably request from time to time in order to effectuate the provisions hereof.

      Section 3.  MISCELLANEOUS.

      3.1 BINDING EFFECT. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.



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      3.2   EXECUTION IN COUNTERPARTS.  This Assignment may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Assignment, taken together will be deemed to be but one and the same instrument.

      3.3 AMENDMENT. Neither this Assignment nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

      3.4 GOVERNING LAW. This Assignment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.



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      IN WITNESS WHEREOF, each party hereto has executed and sealed this
Assignment the day and year first above written.

                        P-C 900 THIRD ASSOCIATES

                        By:   900 3rd Avenue Associates,
                              General Partner

                              By:   Carlyle Real Estate Limited
                                    Partnership-XIV, a General Partner

                                    By:    JMB Realty Corporation, a
                                           General Partner

                                           By:
                                                 -------------------------
                                           Its:
                                                 -------------------------


                        14-15 OFFICE ASSOCIATES, L.P.,
                        an Illinois limited partnership

                        By:   900 3rd Avenue Corporation,
                              its general partner

                              By:
                                    -------------------------------------
                              Name:
                                    -------------------------------------
                              Title:
                                    -------------------------------------

                        900 3RD AVENUE ASSOCIATES

                        By:   Carlyle Real Estate Limited
                              Partnership-XIV, a General Partner

                              By:   JMB Realty Corporation, a
                                    General Partner

                                    By:
                                           -------------------------------
                                    Its:
                                           -------------------------------